UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

ULTRALIFE CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ULTRALIFE CORPORATION
2000 Technology Parkway
Newark, New York 14513

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 22, 2020

The following Notice of Change of Location relates to the proxy statement of Ultralife Corporation (“Ultralife”, or “the Company”) dated June 1, 2020, furnished to Ultralife stockholders in connection with the solicitation of proxies by the Board of Directors of Ultralife for use at the Annual Meeting of Stockholders to be held on Wednesday, July 22, 2020 at 9:00 AM Eastern Time. This supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about July 7, 2020.

THE NOTICE OF CHANGE OF LOCATION SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2020

To the Stockholders of Ultralife Corporation:

Due to the ongoing public health impact of the coronavirus (COVID-19) pandemic and out of an abundance of caution, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Ultralife Corporation (“Ultralife” or the “Company”) to be held on July 22, 2020 at 9:00 AM Eastern Time has been changed to the Company’s Newark, NY headquarters located at 2000 Technology Parkway, Newark, NY 14513. Except for the change of location, all other details of the Annual Meeting, including the proposals to be voted at the Annual Meeting, remain unchanged.

As described in the proxy materials for the Annual Meeting previously distributed, you are entitled to participate and vote at the Annual Meeting if you were a shareholder of the Company at the close of business on May 26, 2020, the record date. The meeting will begin promptly at 9:00 AM Eastern Time.

For additional information regarding how shareholders may vote in advance of or at the Annual Meeting, please refer to Ultralife’s proxy materials filed with the U.S. Securities and Exchange Commission, which can also be accessed on the Company’s website at www.ultralifecorporation.com. Please note that the proxy card included with the proxy materials will not be updated to reflect the change in location and may continue to be used to vote shares in connection with the Annual Meeting.

By Order of the Board of Directors,

Michael D. Popielec,

President and Chief Executive Officer